Exhibit 99.2

Rexford Industrial
Real Estate Acquisition Development & Management
Supplemental Financial Reporting Package
First Quarter 2014
Rexford Industrial Realty, Inc.
NYSE: REXR
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310- 966-1680
www.RexfordIndustrial.com

Table of Contents
Section Page
Corporate Data:
Investor Company Summary 3
Financial and Portfolio Highlights and Common Stock Data 4
Consolidated and Combined Financial Results:
Consolidated and Combined Balance Sheet 5
Consolidated and Combined Statement of Operations 6 - 7
Non-GAAP FFO and AFFO Reconciliations 8 - 9
Statement of Operations Reconciliations 10 - 11
Same Property Portfolio Performance 12 - 13
Joint Venture Financial Summary 14 - 15
Capitalization Summary 16
Debt Summary 17
Portfolio Data:
Portfolio Overview 18
Occupancy and Leasing Trends 19
Leasing Statistics 20
Top Tenants and Lease Segmentation 21
Capital Expenditure Summary 22
Properties Under Repositioning 23
Acquisitions and Dispositions Summary 24
Definitions / Discussion of Non-GAAP Financial Measures 25 - 26
Disclosures:
Forward Looking Statements: This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and potential liability for uninsured losses and environmental contamination.
For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see Item 1A. Risk Factors in our 2013 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (“SEC”) on March 20, 2014. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.
First Quarter 2014 Rexford Industrial Page 2
Supplemental Financial Reporting Package Real Estate Acquisition Development & Management

Investor Company Summary
Senior Management Team
Howard Schwimmer Co-Chief Executive Officer, Director
Michael S. Frankel Co-Chief Executive Officer, Director
Adeel Khan Chief Financial Officer
Jon Abrams General Counsel, Secretary
Patrick Schlehuber Director of Acquisitions
Bruce Herbkersman Director of Construction & Development
Shannon Lewis Director of Leasing & Asset Management
Board of Directors
Richard Ziman Chairman
Howard Schwimmer Co-Chief Executive Officer, Director
Michael S. Frankel Co-Chief Executive Officer, Director
Robert L. Antin Director
Steven C. Good Director
Joel S. Marcus Director
Peter Schwab Director
Company Contact Information
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com
Investor Relations Information
ICR
Brad Cohen and Stephen Swett
www.icrinc.com
212-849-3882
Equity Research Coverage
Bank of America Merrill Lynch
James Feldman
J.P. Morgan
Michael W. Mueller, CFA
FBR Capital Markets & Co.
Nikhil Bhalla
Wells Fargo Securities
Brendan Maiorana, CFA
Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts’ reports on their own; we do not distribute these reports.
First Quarter 2014
Rexford Industrial

Supplemental Financial Reporting Package
Real Estate Acquisition Development & Management

Financial and Portfolio Highlights and Common Stock Data (1)
(in thousands except per share figures and portfolio statistics)
Three Months Ended March 31, 2014
Three Months Ended December 31, 2013
Period From July 24, 2013 to Sep. 30, 2013 (2)
Financial Results:
Total rental revenues $13,415 $12,448 $8,789
Straight line rent 184 515 290
Fair value lease expense 81 76 122
Net (loss) income attributable to common stockholders 1,277 (881) 256
Net (loss) income per common share - basic and diluted $0.05 $(0.04) $0.01
Company share of FFO 4,941 4,308 3,001
FFO per common share - basic and diluted 0.19 0.17 0.12
EBITDA 8,959 5,951 4,178
Adjusted EBITDA 7,181 6,489 4,605
Dividend declared per common share $0.12 $0.12 $0.09
Portfolio Statistics:
Portfolio SF - consolidated 6,533,452 6,321,894 5,489,496
Ending occupancy - consolidated portfolio 90.2% 89.7% 88.0%
Pro-forma occupancy including uncommenced leases 91.1% 91.7% 89.8%
Leasing spreads - cash 3.6% 3.5% -1.1%
Leasing spreads - GAAP 11.5% 12.9% 6.7%
Same Property Performance: (3)
Total rental revenue growth 3.4% 9.7% 17.0%
Total property expense growth 15.0% 16.7% 12.0%
NOI growth -1.1% 7.1% 19.0%
Cash NOI growth 1.0% 14.5% 15.0%
Ending occupancy 89.1% 89.3% 87.3%
Occupancy growth (ppt) 1.4% 3.0% 5.6%
Capitalization:
Common stock price at quarter end $14.18 $13.20 $13.51
Common shares issued and outstanding 25,419,418 25,419,418 24,757,841
Total shares and units issued and outstanding at period end (4) 28,428,677 28,428,677 28,454,927
Weighted average shares outstanding - basic and diluted 25,191,570 25,191,570 24,574,432
Total equity market capitalization $403,119 $375,259 $384,426
Total Consolidated Debt 212,997 192,559 122,795
Total debt (pro-rata) (5) 219,222 198,784 129,020
Total combined market capitalization 622,341 574,043 513,446
Ratios:
Total debt (pro-rata) to total combined market capitalization 35.2% 34.6% 25.1%
Total consolidated debt to adjusted EBITDA (quarterly results annualized) 7.5x 7.7x 5.3x
(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2) The financials reflect operations since the completion of our initial public offering on July 24, 2013.
(3) Comparison of the three months ended March 31, 2014 to the three months ended March 31, 2013.
(4) Includes 3,009,259 OP units and excludes 131,786 and 140,468 unvested shares of restricted stock as of March 31, 2014 and December 31, 2013, respectively. Includes 3,697,086 OP units and excludes 920,734 unvested shares of restricted stock as of September 30, 2013.
(5) Includes our 15% share of debt in our Mission Oaks joint venture.
First Quarter 2014
Rexford Industrial

Supplemental Financial Reporting Package
Real Estate Acquisition Development & Management

# Consolidated and Combined Balance Sheet

(in thousands)

| | Rexford Industrial Realty, Inc. | | | Rexford Industrial Realty, Inc. Predecessor | |
|---|---|---|---|---|---|
| | 3/31/14 (unaudited) | 12/31/13[1] | 9/30/13[1] (unaudited) | 6/30/13[1] (unaudited) | 3/31/13[1] (unaudited) |
| **Assets** | | | | | |
| Investments in real estate, net | $ 512,573 | $ 483,572 | $ 432,024 | $ 378,911 | $ 312,066 |
| Cash and cash equivalents | 6,344 | 8,997 | 4,399 | 24,951 | 47,446 |
| Restricted cash | 352 | 325 | 298 | 2,026 | 2,086 |
| Notes receivable | 13,135 | 13,139 | 13,153 | 7,876 | 7,903 |
| Rents and other receivables, net | 1,254 | 929 | 869 | 685 | 446 |
| Deferred rent receivable | 3,817 | 3,642 | 3,428 | 3,862 | 3,910 |
| Deferred leasing costs, net | 2,303 | 2,164 | 1,979 | 2,112 | 1,996 |
| Deferred loan costs, net | 1,476 | 1,597 | 1,609 | 1,483 | 1,147 |
| Acquired lease intangible assets, net[2] | 13,174 | 13,622 | 11,108 | 6,896 | 2,641 |
| Indefinite-lived intangible | 5,271 | 5,271 | - | - | - |
| Other assets | 4,588 | 2,322 | 2,317 | 4,550 | 3,840 |
| Acquisition related deposits | 1,550 | 1,510 | 1,435 | 210 | 2,483 |
| Investment in unconsolidated real estate entities | 5,778 | 5,687 | 8,982 | 11,486 | 12,362 |
| Assets associated with real estate held for sale | - | 11,898 | 7,461 | 7,343 | 22,065 |
| **Total Assets** | $ 571,615 | $ 554,675 | $ 489,062 | $ 452,391 | $ 420,391 |
| **Liabilities** | | | | | |
| Notes payable | $ 212,918 | $ 192,491 | $ 122,857 | $ 343,663 | $ 299,580 |
| Accounts payable, accrued expenses and other liabilities | 6,345 | 6,024 | 4,586 | 2,328 | 3,013 |
| Dividends payable | 3,066 | 5,368 | - | - | - |
| Acquired lease intangible liabilities, net[3] | 1,553 | 1,160 | 535 | 65 | 32 |
| Tenant security deposits | 6,960 | 6,155 | 4,840 | 4,521 | 4,075 |
| Prepaid rents | 778 | 1,448 | 447 | 542 | 322 |
| Liabilities associated with real estate held for sale | - | 260 | 195 | 7,877 | 18,462 |
| **Total Liabilities** | 231,620 | 212,906 | 133,460 | 358,996 | 325,484 |
| **Equity** | | | | | |
| Rexford Industrial Realty Inc. common stock | $ 255 | $ 255 | $ 257 | $ - | $ - |
| Rexford Industrial Realty Inc. additional paid-in capital | 312,131 | 311,936 | 308,937 | - | - |
| Accumulated other comprehensive income | 269 | - | - | - | - |
| Rexford Industrial Realty Inc. (accumulated deficit) retained earnings | (7,782) | (5,993) | 256 | - | - |
| **Total Rexford Industrial Realty Inc. stockholders' equity** | 304,873 | 306,198 | 309,450 | - | - |
| Predecessor equity | - | - | - | 11,968 | 11,968 |
| Predecessor accumulated deficit and distributions | - | - | - | (27,592) | (25,271) |
| **Total Rexford Industrial Realty, Inc./Predecessor Equity** | 304,873 | 306,198 | 309,450 | (15,624) | (13,303) |
| Noncontrolling interests | 35,122 | 35,571 | 46,152 | 109,019 | 108,210 |
| **Total Equity** | 339,995 | 341,769 | 355,602 | 93,395 | 94,907 |
| **Total Liabilities and Equity** | $ 571,615 | $ 554,675 | $ 489,062 | $ 452,391 | $ 420,391 |

[1] For comparability, certain prior period amounts have been reclassified to conform to current period presentation of properties held for sale.
[2] Includes net above-market tenant lease intangibles of $1,488 and $1,597 as of March 31, 2014 and December 31, 2013,respectively.
[3] Includes net below-market tenant lease intangibles of $1,284 and $883 as of March 31, 2014 and December 31, 2013,respectively.

First Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial Real Estate Acquisition Development & Management
Page 5

# Consolidated and Combined Statement of Operations

## Quarterly Results

(unaudited and in thousands, except share count and per share figures)

| | Rexford Industrial Realty, Inc.[1] | | | Rexford Industrial Realty, Inc. Predecessor | |
|---|---|---|---|---|---|
| | Three Months Ended March 31, 2014 | Quarter Ended December 31, 2013 | Period from July 24, 2013 to Sep. 30, 2013 | Period from July 1, 2013 to July 23, 2013 | Three Months Ended June 30, 2013 |
| **Rental Revenues** | | | | | |
| Rental revenues | $ 11,628 | $ 10,809 | $ 7,640 | $ 2,384 | $ 9,062 |
| Tenant reimbursements | 1,511 | 1,333 | 828 | 254 | 1,112 |
| Management, leasing, and development services | 234 | 253 | 281 | 13 | 170 |
| Other income | 42 | 53 | 40 | 20 | 49 |
| Total rental revenues | 13,415 | 12,448 | 8,789 | 2,671 | 10,393 |
| Interest income | 276 | 190 | 191 | 63 | 324 |
| **Total Revenues** | 13,691 | 12,638 | 8,980 | 2,734 | 10,717 |
| **Operating Expenses** | | | | | |
| Property expenses | $ 4,134 | $ 3,869 | $ 2,527 | $ 689 | $ 2,835 |
| General and administrative | 2,605 | 2,827 | 2,500 | 1,885 | 1,396 |
| Depreciation and amortization | 6,130 | 5,661 | 3,025 | 888 | 3,514 |
| **Total Operating Expenses** | 12,869 | 12,357 | 8,052 | 3,462 | 7,745 |
| **Other (Income) Expense** | | | | | |
| Acquisition expenses | $ 333 | $ 421 | $ 119 | $ 7 | $ 624 |
| Interest expense | 1,251 | 1,046 | 717 | 1,233 | 4,386 |
| **Total Other Expense** | 1,584 | 1,467 | 836 | 1,240 | 5,010 |
| **Total Expenses** | 14,453 | 13,824 | 8,888 | 4,702 | 12,755 |
| Equity in income (loss) from unconsolidated real estate entities | $ 45 | $ 9 | $ 83 | $ 9 | $ (712) |
| Loss on extinguishment of debt | - | - | - | (3,919) | - |
| **Net (Loss) Income from Continuing Operations** | $ (717) | $ (1,177) | $ 175 | $ (5,878) | $ (2,750) |
| **Discontinued Operations** | | | | | |
| Income (loss) from discontinued operations before gains on sale of real estate | $ 21 | $ 171 | $ 120 | $ 27 | $ (257) |
| Loss on extinguishment of debt | - | - | - | (17) | (41) |
| Gain on sale of real estate | 2,125 | - | - | - | 2,580 |
| **Income from Discontinued Operations** | $ 2,146 | $ 171 | $ 120 | $ 10 | $ 2,282 |
| **Net Income (Loss)** | $ 1,429 | $ (1,006) | $ 295 | $ (5,868) | $ (468) |
| Net (income) loss attributable to noncontrolling interests | $ (152) | $ 125 | $ (39) | $ 3,559 | $ (1,818) |
| **Net Income (Loss) Attributable to Common Stockholders/Predecessor** | $ 1,277 | $ (881) | $ 256 | $ (2,309) | $ (2,286) |
| | | | | | |
| **Earnings per Common Share - Basic and Diluted** | | | | | |
| Net income (loss) available to common stockholders | $ 0.05 | $ (0.04) | $ 0.01 | | |
| Weighted average shares outstanding - basic and diluted | 25,419,418 | 25,191,570 | 24,574,432 | | |

[1] The financials reflect operations since the completion of our initial public offering on July 24, 2013.

First Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial

Page 6

Consolidated and Combined Statement of Operations
Quarterly Results (in thousands)
Rexford Industrial Realty, Inc.
Rexford Industrial Realty, Inc. Predecessor
Three Months Ended March 31,
2014 2013
(unaudited) (unaudited)
Rental Revenues
Rental revenues $11,628 $7,760
Tenant reimbursements 1,511 847
Management, leasing, and development services 234 261
Other income 42 118
Total rental revenues 13,415 8,986
Interest income 276 311
Total Revenues 13,691 9,297
Operating Expenses
Property expenses 4,134 2,400
General and administrative 2,605 1,139
Depreciation and amortization 6,130 2,620
Total Operating Expenses 12,869 6,159
Other (Income) Expense
Acquisition expenses 333 93
Interest expense 1,251 3,776
Gain on mark-to-market of interest rate swaps — (49)
Total Other Expense 1,584 3,820
Total Expenses 14,453 9,979
Equity in income (loss) from unconsolidated real estate entities 45 (212)
Gain from early repayment of note receivable — 1,365
Loss on extinguishment of debt — (37)
Net (Loss) Income from Continuing Operations (717) 434
Discontinued Operations
Income (loss) from discontinued operations before gains on sale of real estate 21 (581)
Loss on extinguishment of debt — (209)
Gain on sale of real estate 2,125 2,409
Income from Discontinued Operations 2,146 1,619
Net Income 1,429 2,053
Net income attributable to noncontrolling interests (152) (1,726)
Net Income Attributable to Common Stockholders/Predecessor $1,277 $327
First Quarter 2014
Rexford Industrial

Supplemental Financial Reporting Package
Real Estate Acquisition Development & Management

Non-GAAP FFO (1) (in thousands) (unaudited results)
Rexford Industrial Realty, Inc. (2) Rexford Industrial Realty, Inc. Predecessor Three Months Ended
March 31, 2014 December 31, 2013 July 24, 2013 to Sep. 30, 2013 July 1, 2013 to July 23, 2013 Three Months Ended June 30, 2013
Funds From Operations (FFO)
Net income (loss) $1,277 $(881) $256 $(5,868) $(468)
Add:
Depreciation and amortization, including amounts in discontinued operations 6,137 5,716 3,062 901 3,611
Depreciation and amortization from unconsolidated joint ventures 85 153 96 107 144
Impairment write-downs of depreciable real estate - unconsolidated joint ventures — — — — 837
Loss from early extinguishment of debt — — — 3,935 41
Net income (loss) attributable to noncontrolling interests 152 (125) 39 — —
Deduct:
Gains on sale of real estate 2,125 — — — 2,580
FFO available to common shareholders and unitholders $5,526 $4,863 $3,453 $(925) $1,585
Company share of FFO (3) $4,941 $4,308 $3,001
FFO per share - basic and diluted $0.19 $0.17 $0.12
FFO available to common shareholders and unitholders $5,526 $4,863 $3,453
Add: Non-recurring legal fees(4) — 225 235
FFO available to common shareholders and unitholders before non-recurring legal fees $5,526 $5,088 $3,688
Company share of FFO before non-recurring legal fees (3) $4,941 $4,507 $3,267
FFO per share before non-recurring legal fees - basic and diluted $0.19 $0.18 $0.13
Weighted-average shares outstanding - basic and diluted 25,419,418 25,191,570 24,574,432
Weighted-average diluted shares and units 28,428,677 28,436,531 28,271,518
(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2) The financials reflect operations since the completion of our initial public offering on July 24, 2013.
(3) Based on weighted average interest in our operating partnership of 10.59% for the three months ended March 31, 2014.
(4) Non-recurring legal fees relate to Accommodation and Litigation.
First Quarter 2014 Rexford Industrial Real Estate Acquisition Development & Management Page 8
Supplemental Financial Reporting Package

## Non-GAAP AFFO [1]

(in thousands)

(unaudited results)

| | Rexford Industrial Realty, Inc. [2] | | | Rexford Industrial Realty, Inc. Predecessor | |
|---|---|---|---|---|---|
| | Three Months Ended | | | | |
| | March 31, 2014 | December 31, 2013 | July 24, 2013 to Sep. 30, 2013 | July 1, 2013 to July 23, 2013 | Three Months Ended June 30, 2013 |
| **Adjusted Funds From Operations (AFFO)** | | | | | |
| FFO available to common shareholders and unitholders | $ 5,526 | $ 4,863 | $ 3,453 | $ (925) | $ 1,585 |
| Add: | | | | | |
| Amortization of deferred financing costs | 129 | 124 | 93 | 127 | 406 |
| Fair value lease expense | 81 | 76 | 122 | 44 | 155 |
| Acquisition costs | 333 | 421 | 119 | 7 | 624 |
| Non-cash stock compensation | 172 | (59) | 326 | 900 | 20 |
| Deduct: | | | | | |
| Straight line rent adjustment | 184 | 515 | 290 | 41 | 44 |
| Capitalized payments [3] | 249 | 246 | 67 | 23 | 79 |
| Note Receivable discount amortization | 64 | 50 | 25 | 8 | 32 |
| Note Payable premium amortization | 11 | 11 | 9 | 3 | 12 |
| Recurring capital expenditures [4] | 280 | 335 | 139 | - | 385 |
| 2nd generation tenant improvements and leasing commissions [5] | 275 | 390 | 166 | (1) | 368 |
| Unconsolidated joint venture AFFO adjustments | (9) | (21) | (7) | (10) | (18) |
| AFFO | $ 5,187 | $ 3,899 | $ 3,424 | $ 89 | $ 1,888 |

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

[2] The financials reflect operations since the completion of our initial public offering on July 24, 2013.

[3] Includes capitalized leasing and construction development compensation.

[4] Excludes nonrecurring capital expenditures of $557,000, $748,000, $414,000, $1,000, and $200,000 for the three months ended March 31, 2014, December 31, 2013, July 24, 2013 to September 30, 2013, the period from July 1, 2013 to July 23, 2013, and the three months ended June 30, 2013, respectively.

[5] Excludes 1st generation tenant improvements and leasing commissions of $50,000, $370,000, $86,000, $27,000, and $599,000 for the three months ended March 31, 2014, December 31, 2013, the period from July 24, 2013 to September 30, 2013, the period from July 1, 2013 to July 23, 2013, and the three months ended June 30, 2013, respectively.

First Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial

Page 9

## Statement of Operations Reconciliations [1]

(in thousands)
(unaudited results)

| | Rexford Industrial Realty, Inc. | | | Rexford Industrial Realty, Inc. Predecessor | |
|---|---|---|---|---|---|
| | Three Months Ended | | Period from July 24, 2013 to Sep. 30, 2013 | Period from July 1, 2013 to July 23, 2013 | Three Months Ended June 30, 2013 |
| | March 31, 2014 | December 31, 2013 | | | |
| **Net Operating Income (NOI)** | | | | | |
| Rental revenues | $ 11,628 | $ 10,809 | $ 7,640 | $ 2,384 | $ 9,062 |
| Tenant reimbursements | 1,511 | 1,333 | 828 | 254 | 1,112 |
| Other income | 42 | 53 | 40 | 20 | 49 |
| **Total operating revenues** | 13,181 | 12,195 | 8,508 | 2,658 | 10,223 |
| | | | | | |
| Property expenses | 4,134 | 3,869 | 2,527 | 689 | 2,835 |
| **Total operating expenses** | 4,134 | 3,869 | 2,527 | 689 | 2,835 |
| **NOI** | $ 9,047 | $ 8,326 | $ 5,981 | $ 1,969 | $ 7,388 |
| Fair value lease revenue | 81 | 76 | 122 | 44 | 155 |
| Straight line rent adjustment | (184) | (515) | (290) | (41) | (44) |
| **Cash NOI** | $ 8,944 | $ 7,887 | $ 5,813 | $ 1,972 | $ 7,499 |
| | | | | | |
| **Net Income (Loss)** | $ 1,429 | $ (1,006) | $ 295 | $ (5,868) | $ (468) |
| **Add:** | | | | | |
| General and administrative | 2,605 | 2,827 | 2,500 | 1,885 | 1,396 |
| Depreciation and amortization | 6,130 | 5,661 | 3,025 | 888 | 3,514 |
| Acquisition expenses | 333 | 421 | 119 | 7 | 624 |
| Interest expense | 1,251 | 1,046 | 717 | 1,233 | 4,386 |
| **Subtract:** | | | | | |
| Management, leasing, and development services | 234 | 253 | 281 | 13 | 170 |
| Interest income | 276 | 190 | 191 | 63 | 324 |
| Equity in income (loss) from unconsolidated real estate entities | 45 | 9 | 83 | 9 | (712) |
| Loss on extinguishment of debt | - | - | - | (3,919) | - |
| Income from discontinued operations | 2,146 | 171 | 120 | 10 | 2,282 |
| **NOI** | $ 9,047 | $ 8,326 | $ 5,981 | $ 1,969 | $ 7,388 |
| Fair value lease revenue | 81 | 76 | 122 | 44 | 155 |
| Straight line rent adjustment | (184) | (515) | (290) | (41) | (44) |
| **Cash NOI** | $ 8,944 | $ 7,887 | $ 5,813 | $ 1,972 | $ 7,499 |

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

First Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial
Page 10

Statement of Operations Reconciliations (1) (in thousands) (unaudited results)
Rexford Industrial Realty, Inc.
Three Months Ended
March 31, 2014
December 31, 2013
Period from July 24,
2013 to September
Net income (loss)
$1,429
$(1,006)
$295
Interest expense
1,251
1,046
717
Proportionate share of interest expense from unconsolidated joint ventures
57
42
32
Depreciation and amortization
6,130
5,661
3,025
Depreciation and amortization included in discontinued operations
7
55
37
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures
85
153
72
EBITDA
$8,959
$5,951
$4,178
Stock-based compensation amortization
172
(59)
326
Gain on sale of real estate
(2,125)
-
-
Non-recurring legal fees(2)
-
225
235
Pro forma effect of acquisitions(3)
203
606
23
Pro forma effect of assets sold subsequent to end of the quarter(4)
(28)
(226)
(157)
Adjusted EBITDA
$7,181
$6,497
$4,605
(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2) Non-recurring legal fees relate to Accommodation and Litigation.
(3) Represents the estimated impact of Q1’14 acquisitions as if they had been acquired on January 1, 2014, Q4’13 acquisitions as if they had been acquired on October 1, 2013, and Q3’13 acquisitions as if they had been acquired on July 24, 2013. We have made a number of assumptions in calculating such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.
(4) Represents the estimated impact of Kaiser, which was sold on January 29, 2014, and Madera, which was sold on March 13, 2014, as if they had been disposed of as of the beginning of each period presented.
First Quarter 2014
Rexford Industrial

Supplemental Financial Reporting Package
Real Estate Acquisition Development & Management

Same Property Portfolio Performance (1) (in thousands)
Statement of Operations and NOI Reconciliation (unaudited results)
Same Property Portfolio Statement of Operations:
Three Months Ended March 31,
2014 2013(2) $ Change % Change
Rental Revenues
Rental revenues
$8,032
$7,739
$293
3.8%
Tenant reimbursements
935
847
88
10.4%
Other operating revenues
35
119
(84)
(70.6%)
Total rental revenues
9,002
8,705
297
3.4%
Interest income
276
248
28
11.3%
Total Revenues
9,278
8,953
325
3.6%
Operating Expenses
Property expenses
$2,785
$2,422
$363
15.0%
Depreciation and amortization
3,682
2,759
923
33.5%
Total Operating Expenses
6,467
5,181
1,286
24.8%
Other (Income) Expense
Interest expense (3)
58
3,774
(3,716)
(98.5%)
Total Other Expense
58
3,774
(3,716)
(98.5%)
Total Expenses
6,525
8,955
(2,430)
(27.1%)
Loss on extinguishment of debt
-
-
-
Net Income (Loss)
$2,753
$(2)
$2,755
137750.0%
Same Property Portfolio NOI Reconciliation:
Three Months Ended March 31,
NOI
2014
2013(2)
$ Change
% Change
Net Income (Loss)
2,753
$(2)
Add:
Interest expense (3)
58
3,774
Depreciation and amortization
3,682
2,759
Deduct:
Interest income
276
248
NOI
$6,217
$6,283
$(66)
(1.1%)
Straight-line rents
(24)
(163)
Amort. above/below market leases
32
44
Cash NOI
$6,225
$6,164
$61
1.0%
(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2) Reflects the results of operations for our Predecessor for the three months ended March 31, 2013.
(3) Interest expense for the three months ended March 31, 2014 only reflects interest for the loan secured by our property located at 107700 Jersey Blvd. Interest on our post-IPO $60mm term loan, which is secured by multiple properties, is being reported under the operating partnership and accordingly the interest is not being pushed down to the property.
First Quarter 2014
Rexford Industrial

Supplemental Financial Reporting Package
Real Estate Acquisition Development & Management

Same Property Portfolio Performance (1) (in thousands)
NOI Reconciliation, Portfolio Detail, and Occupancy (unaudited results)
Same Property Portfolio NOI Reconciliation Continued:
Three Months Ended March 31,
2014 2013(2) $ Change % Change
Rental revenues $8,032 $7,739 $293 3.8%
Tenant reimbursements 935 847 88 10.4%
Other operating revenues 35 119 (84) (70.6%)
Total rental revenue 9,002 8,705 297 3.4%
Property expenses 2,785 2,422 363 15.0%
NOI $6,217 $6,283 $(66) (1.1%)
Straight-line rents (24) (163) 139 (85.3%)
Amort. above/below market leases 32 44 (12) (27.3%)
Cash NOI $6,225 $6,164 $61 1.0%
Same Property Portfolio Detail:
Quarterly Same Property Portfolio Detail
# of Properties Square Feet Wtd Avg. Occupancy
2013/2014 2012/2013
Period ended December 31, 2013 and 2012 48 4,195,588 89.3% 86.3%
Additions(3) 2 206,811 95.4% 95.4%
Period ended March 31, 2014 and 2013 50 4,402,399 89.1% 87.7%
Same Property Portfolio Occupancy:
Three Months Ended March 31,
Occupancy: 2014 2013 Change (ppt)
Los Angeles County 90.3% 90.5% -0.2%
Orange County 98.5% 94.0% 4.5%
San Bernardino County 88.3% 83.0% 5.3%
Ventura County 91.5% 99.6% -8.1%
San Diego County 77.8% 71.1% 6.7%
Other 85.0% 75.6% 9.4%
Total/Weighted Average 89.1% 87.7% 1.4%
(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2) Reflects the results of operations for our Predecessor for the three months ended March 31, 2013.
(2) Reflects the weighted average occupancy of Calvert and Del Norte properties as of December 31, 2013 and December 31, 2012, respectively.
First Quarter 2014 Rexford Industrial Page 13
Supplemental Financial Reporting Package Real Estate Acquisition Development & Management

Joint Venture Financial Summary (in thousands)
Balance Sheet (unaudited results)
Mission Oaks (1)
March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013
Assets:
Investments in real estate, net $55,085 $54,074 $53,316 51,240
Cash and cash equivalents 853 811 781 1,758
Rents and other receivables, net 133 152 286 145
Deferred rent receivable 161 107 62 12
Deferred leasing costs and acquisition related intangible assets, net 4,912 5,254 5,913 6,165
Deferred loan costs, net 132 159 185 212
Acquired above-market leases, net 735 823 912 1,001
Other assets 81 42 73 101
Total Assets $62,092 $61,422 $61,528 $60,634
Liabilities:
Notes payable $41,500 $41,500 $41,500 $41,500
Accounts payable, accrued expenses and other liabilities 913 689 755 244
Tenant security deposits 277 277 267 267
Prepaid rents 143 9 - -
Total Liabilities 42,833 42,475 42,522 42,011
Equity:
Equity 18,867 18,762 18,762 18,762
Accumulated deficit and distributions 392 185 244 (139)
Total Equity 19,259 18,947 19,006 18,623
Total Liabilities and Equity $62,092 $61,422 $61,528 $60,634
Rexford Industrial Realty, Inc./Predecessor Ownership %: 15% 15% 15% 15%
(1) These financials represent amounts attributable to the entities and do not represent our proportionate share.
First Quarter 2014 Rexford Industrial Page 14
Supplemental Financial Reporting Package Real Estate Acquisition Development & Management

Joint Venture Financial Summary (1) (in thousands)
Statement of Operations (unaudited results)
Statement of Operations:
Mission Oaks (2)
Three Months Ended
March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013
Income Statement
Rental revenues $1,286 $1,419 $1,427 $1,272
Tenant reimbursements 525 330 330 261
Other operating revenues - 260 455 294
Total revenue 1,812 2,009 2,212 1,827
Total operating expense 629 736 912 696
NOI 1,183 1,273 1,300 1,131
General and administrative 29 32 1 39
Depreciation and amortization 564 1,021 637 650
Interest expense 383 278 280 281
Total expense 1,605 2,067 1,830 1,666
Net Income (Loss) $207 $(58) $382 $161
EBITDA
Net income (loss) $207 $(58) $382 $161
Interest expense 383 278 280 281
Depreciation and amortization 564 1,021 637 650
EBITDA $1,154 $1,241 $1,299 $1,092
Rexford Industrial Realty, Inc./Predecessor Ownership %: 15% 15% 15% 15%
Reconciliation - Equity Income in Joint Venture:
Net income (loss) $ 207 $ (58) $ 382 $ 161
Rexford Industrial Realty, Inc./Predecessor Ownership %: 15% 15% 15% 15%
Company share 31 (9) 57 24
Intercompany eliminations 14 18 39 35
Equity in net income (loss) from unconsolidated real estate entities $45 $9 $96 $59
(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2) These financials represent amounts attributable to the entities and do not represent our proportionate share.
First Quarter 2014 Rexford Industrial Page 15
Supplemental Financial Reporting Package Real Estate Acquisition Development & Management

Capitalization Summary
(unaudited results)
Capitalization as of March 31, 2014
Description March 31, 2014 December 31, 2013 September 30, 2013
Common shares (1) 25,419,418 25,419,418 24,757,841
Operating partnership units 3,009,259 3,009,259 3,697,086
Total shares and units at period end (1) 28,428,677 28,428,677 28,454,927
Share price at end of quarter $14.18 $13.20 $13.51
Total Equity Market Capitalization $403,118,640 $375,258,536 $384,426,064
Total Consolidated Debt $212,997,286 $192,558,968 $122,794,765
Plus: pro-rata share of debt related to unconsolidated JV’s 6,225,000 6,225,000 6,225,000
Total Debt (pro-rata) $219,222,286 $198,783,968 $129,019,765
Total Combined Market Capitalization $622,340,926 $574,042,504 $513,445,829
Total debt (pro-rata) to total combined market capitalization 35.2% 34.6% 25.1%
Total debt (pro-rata) to adjusted EBITDA (quarterly results annualized) 7.5x 7.7x 5.3x
(1) Excludes 131,786, 140,468 and 920,734 unvested shares of restricted stock at March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
First Quarter 2014 Rexford Industrial Page 16
Supplemental Financial Reporting Package Real Estate Acquisition Development & Management

Debt Summary (in thousands)
(unaudited results)
Debt Detail:
As of March 31, 2014
Debt Description Initial Maturity Date Maturity Date w/ Extensions Stated Interest Rate Effective Interest Rate Balance
Secured Debt:
Glendale Commerce Center (1) 5/1/2016 5/1/2018 LIBOR + 2.00% 2.153% $42,750
10700 Jersey Blvd. 1/1/2015 N/A 5.45% 5.450% 5,107
Term Loan 8/1/2019 8/1/2020 LIBOR + 1.90% 2.053% 60,000
Gilbert/La Palma 3/1/2031 N/A 5.125% 5.125% 3,265
Unsecured Credit Facility:
$200M facility 7/24/2016 7/24/2018 LIBOR + 1.50% 1.920% (2)101,875
Total Consolidated: 2.138% $212,997
Pro-rata Joint Venture Interest:
Mission Oaks (3) 6/28/2015 6/28/2017 LIBOR + 2.50% 2.688% $6,225
(1) Located at 3350 Tyburn St., 3332 - 3424 N. San Fernando Rd.
(2) Includes the effect of the unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100,000,000 or over $100,000,000, respectively.
(3) 3001, 3175 & 3233 Mission Oaks Blvd. structured as 3 separate cross-collateralized loans with similar terms.
Consolidated Debt Composition:
Category Avg. Term Remaining (yrs) Stated Interest Rate Effective Interest Rate Balance % of Total
Fixed 7.1 5.32% 5.32% $8,372 4%
Variable(1) 3.2 LIBOR + 1.72% 2.01% $204,625 96%
Secured 4.2 2.34% $111,122 52%
Unsecured credit facility 2.3 1.92% $101,875 48%
(1) On February 4, 2014 we executed two forward interest rate swaps to effectively fix the interest rate on our $60mm term loan in the future as follows: (i) $30 million at 3.726% annually from 1/15/15 to 2/15/19, and (ii) $30 million at 3.91% annually from 7/15/15 to 2/15/19.
Debt Maturity Schedule:
Year Secured Unsecured Credit Facility Total % Total Interest Rate
2014 $- $- $- 0% -
2015 5,107 - 5,107 2% 5.45%
2016 42,750 101,875 144,625 68% 1.99%
2017 - - - 0% -
2018 - - - 0% -
2019 60,000 - 60,000 28% 2.05%
Thereafter 3,265 - 3,265 2% 5.13%
Total $111,122 $101,875 $212,997 100% 2.14%
First Quarter 2014 Rexford Industrial Page 17
Supplemental Financial Reporting Package Real Estate Acquisition Development & Management

Portfolio Overview
at 3/31/14
(unaudited results)
Consolidated Portfolio:
Ann. Base Rent
Market # Properties % Owned Pro-rata Sq. Ft. Occ. % Total (in thousands)(1) per SF
Greater San Fernando Valley 17 100.0% 1,605,827 91.9% 14,464 $9.80
San Gabriel Valley 8 100.0% 978,356 96.9% 7,232 $7.63
Central LA 1 100.0% 190,663 100.0% 1,272 $6.67
Mid-Counties 4 100.0% 522,430 90.2% 3,395 $7.21
South Bay 9 100.0% 543,544 79.9% 2,972 $6.84
Los Angeles County 39 100.0% 3,840,820 91.6% 29,335 $8.33
North Orange County 4 100.0% 459,754 93.1% 4,052 $9.47
Airport 4 100.0% 289,040 98.0% 2,346 $8.28
Orange County 8 100.0% 748,794 95.0% 6,398 $9.00
Inland Empire West 6 100.0% 609,173 87.6% 4,590 $8.60
Inland Empire East 2 100.0% 85,282 96.8% 490 $5.94
San Bernardino County 8 100.0% 694,455 88.8% 5,080 $8.24
Camarillo / Oxnard 3 100.0% 410,533 91.5% 2,943 $7.83
Ventura County 3 100.0% 410,533 91.5% 2,943 $7.83
North County 6 100.0% 584,254 75.5% 4,184 $9.49
Central 2 100.0% 137,989 93.4% 1,605 $12.46
South County 1 100.0% 78,615 83.5% 558 $8.51
San Diego County 9 100.0% 800,858 79.3% 6,347 $9.99
Other - Glenview, Illinois 1 100.0% 37,992 85.0% 404 $12.50
CONSOLIDATED TOTAL / WEIGHTED AVERAGE 68 100.0% 6,533,452 90.2% 50,507 $8.57
Unconsolidated Joint Ventures:
Camarillo / Oxnard 3 15.0% 178,261 73.8% $807 $6.13
UNCONSOLIDATED TOTAL / WEIGHTED AVERAGE 3 15.0% 178,261 73.8% $807 $6.13
Total Portfolio:
GRAND TOTAL / WEIGHTED AVERAGE 71 86.9% 6,711,713 89.7% $51,314 $8.52
(1) Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of March 31, 2014, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.
First Quarter 2014 Rexford Industrial Page 18
Supplemental Financial Reporting Package Real Estate Acquisition Development & Management

Occupancy and Leasing Trends
(unaudited results, data represents consolidated portfolio only on a pro rata basis)
Occupancy by County:
Mar. 31, 2014 Dec. 31, 2013 Sep. 30, 2013 Jun. 30, 2013 Mar. 31, 2013
Occupancy:
Los Angeles County (1) 91.6% 89.9% 88.1% 90.9% 90.9%
Orange County 95.0% 91.7% 92.6% 88.1% 93.4%
San Bernardino County 88.8% 87.5% 85.7% 82.3% 83.0%
Ventura County 91.5% 97.7% 97.3% 97.3% 99.6%
San Diego County 79.3% 85.1% 83.4% 83.4% 63.4%
Other 85.0% 80.6% 69.0% 67.2% 75.6%
Total/Weighted Average(2) 90.2% 89.7% 88.0% 88.8% 85.6%
Consolidated Portfolio SF 6,533,452 6,321,894 5,489,496 5,290,266 4,642,278
Leasing Activity:
Three Months Ended Mar. 31, 2014 Dec. 31, 2013 Sep. 30, 2013 (4) Sep. 30, 2013 Jun. 30, 2013
Leasing Activity (SF): (3)
New leases 307,102 142,248 143,973 265,394 283,507
Renewal 351,995 244,068 194,978 244,206 337,887
Gross leasing 659,097 386,316 338,951 509,600 621,394
Expiring leases 618,303 309,769 328,098 339,347 425,011
Net absorption 40,794 76,547 10,853 170,253 196,383
Retention rate 57% 79% 59% 72% 80%
Weighted Average Renewal Leasing Spreads:
Mar. 31, 2014 Dec. 31, 2013 Sep. 30, 2013 Jun. 30, 2013
Cash Rent Change 3.6% 3.5% (1.1%) (2.8%)
GAAP Rent Change 11.5% 12.9% 6.7% 8.2%
(1) Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 91.5%.
(2) Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 90.6%.
(3) Excludes month-to-month tenants.
(4) Includes Predecessor and Rexford Industrial Realty, Inc. results.
First Quarter 2014 Rexford Industrial Real Estate Acquisition Development & Management Page 19
Supplemental Financial Reporting Package

Leasing Statistics
(unaudited results, data represents consolidated portfolio only on a pro rata basis)
Leasing Activity:
# Leases Signed SF of Leasing Wtd. Avg. Lease Term Rent Change - Cash Rent Change - GAAP
First Quarter 2014:
New 41 307,102 3.1 3.2% 15.1%
Renewal (1) 53 351,995 1.8 3.9% 9.4%
Total/Weighted Average 94 659,097 2.4 3.6% 11.5%
Uncommenced Leases by County:
Market Leased SF Uncomm. Lease Ann. Base Rent (in thousands) Total Pro Forma Ann. Base Rent (in thousands) Pro Forma Occupancy % Pro Forma Ann. Base Rent per SF
Los Angeles County 38,708 $338 $29,673 92.6% $8.34
Orange County — — 6,398 95.0% $8.99
San Bernardino County 4,014 40 5,120 89.3% $8.25
Ventura County 4,124 126 3,068 92.5% $8.08
San Diego County 17,260 150 6,497 81.5% $9.95
Other — — 404 85.0% $12.50
Total/Weighted Average 64,106 $654 $51,161 91.1% $8.59
Lease Expiration Schedule:
Year of Lease Expiration # of Leases Expiring Total Rentable SF Ann. Base Rent (in thousands) % of Ann. Base Rent Ann. Base Rent per SF
Available — 642,543 — — —
MTM Tenants 48 127,853 $1,184 2.4% $9.26
2014 348 1,339,674 $12,004 23.8% $8.96
2015 276 1,185,747 $10,258 20.3% $8.65
2016 172 1,181,727 $9,677 19.2% $8.19
2017 63 825,330 $6,091 12.1% $7.38
2018 34 548,975 $4,356 8.6% $7.94
2019 13 177,725 $1,383 2.7% $7.78
2020 5 154,526 $2,612 5.2% $16.90
2021 5 36,388 $804 1.6% $22.09
2022 1 107,861 $453 0.9% $4.20
Thereafter 3 205,103 $1,686 3.4% $8.22
Total Portfolio 968 6,533,452 $50,508 100.0% $8.57
(1) Over 98% of lease renewals during the quarter achieved flat or positive cash rent growth.
First Quarter 2014 Rexford Industrial Real Estate Acquisition Development & Management Page 20
Supplemental Financial Reporting Package

Top Tenants and Lease Segmentation
(unaudited results, data represents consolidated portfolio only on a pro rata basis)
Top 10 Tenants:
Tenant Submarket Leased SF % of Total Ann. Base Rent Ann. Base Rent per SF Lease Expiration
Warehouse Specialists LA - San Gabriel Valley 245,961 2.1% $4.32 11/30/2017
State of California Inland Empire West 58,781 2.1% $17.88 3/31/2020
Biosense LA - San Gabriel Valley 76,000 2.0% $12.99 10/31/2020
ITT Industries, Inc. LA - San Gabriel Valley 67,838 1.7% $12.63 9/30/2023
Kingsbridge International LA - San Fern. Valley 136,065 1.6% $5.88 1/31/2024
Towne Inc OC - Airport 122,060 1.4% $5.73 7/31/2016
Zag America LA - San Fern. Valley 25,168 1.4% $27.60 12/31/2021
Team Acquisition Corp LA - San Fern. Valley 20,442 1.3% $31.19 12/31/2016
L&L Printers San Diego - North 61,620 1.1% $9.35 2/28/2017
LA Times LA - San Fern. Valley 48,381 1.1% $11.24 12/31/2018
Top 10 Total / Wtd. Avg. 862,316 15.7% $9.17
Lease Segmentation by Size:
Square Feet Number of Leases Leased SF Ann. Base Rent (in thousands) % of Total Ann. Base Rent Ann. Base Rent per SF
<4,999 733 1,428,595 $14,344 28.4% $10.04
5,000 - 9,999 102 702,885 6,704 13.3% $9.54
10,000 - 24,999 96 1,526,431 13,569 26.9% $8.89
25,000 - 49,999 21 729,966 5,677 11.2% $7.78
>50,000 16 1,503,032 10,214 20.1% $6.80
Total / Wtd. Avg. 968 5,890,909 $50,508 100.0% $8.57
First Quarter 2014 Rexford Industrial Real Estate Acquisition Development & Management Page 21
Supplemental Financial Reporting Package

Capital Expenditure Summary
(unaudited results, data represents consolidated portfolio only on a pro rata basis)
Quarter Ended March 31, 2014:
Amount SF(1) PSF
Tenant Improvements:
New Leases - 1st Generation $9,000 7,032 $1.28
New Leases - 2nd Generation $43,000 68,830 $0.62
Renewals $44,000 190,115 $0.23
Leasing Commissions:
New Leases - 1st Generation $41,000 107,204 $0.38
New Leases - 2nd Generation $130,000 162,887 $0.80
Renewals $59,000 49,015 $1.20
Total Recurring Capex:
Recurring Capex $280,000 1,256,080 $0.22
Recurring Capex % NOI 3.1%
Recurring Capex % Operating Revenue 2.1%
Nonrecurring Capex $557,000 1,713,319 $0.33
(1) For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For total recurring capex and nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.
First Quarter 2014 Rexford Industrial Real Estate Acquisition Development & Management Page 22
Supplemental Financial Reporting Package

Properties Under Repositioning
(unaudited results, all figures pro rata except SF)
Acquisition and Investment Detail:
As of March 31, 2014
Property Ownership % Total SF presented on a wholly owned basis Acquisition Date Occupancy % at March 31, 2014 Purchase Price ($ in MM) Inv.-to-date ($ in MM) Projected Total Inv. ($ in MM)
Work In Progress:
3233 Mission Oaks Blvd. 15.0% 452,111 Jun-12 32% $2.3 $3.3 $3.5
Glendale* 100.0% 38,665 Apr-08 65% $6.0 $7.8 N/A
1661 240th St. 100.0% 100,851 May-13 45% $5.0 $5.4 $7.6
7110 Rosecrans Ave. 100.0% 72,000 Jan-14 50% $5.0 $5.0 $5.5
Grand Total / Wtd. Avg. 663,627 38% $18.3 $21.5 $16.6
* Located at 700 Allen Ave., 1840 Dana St., & 1830 Flower St.
First Quarter 2014 Rexford Industrial Real Estate Acquisition Development & Management Page 23
Supplemental Financial Reporting Package

# Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

**Acquisitions:**

| Date | Property | Address | Submarket | SF | Price ($ in MM) | Occ. % at Acquisition | Occ. % at Mar. 31, 2014 |
|---|---|---|---|---|---|---|---|
| Mar-12 | Campus | 1400 S. Campus Ave. | Inland Empire West | 107,861 | $4.8 | 100% | 100% |
| May-12 | Zenith | 500-560 Zenith Dr. | Illinois | 37,992 | $1.6 | 72% | 85% |
| Jun-12 | Mission Oaks | 3001, 3175 & 3233 Mission Oaks Blvd. | Ventura County | 1,188,407 | $59.1 | 73% | 74% |
| Dec-12 | Calvert | 15041 Calvert St. | LA - San Fern. Valley | 81,282 | $5.6 | 100% | 100% |
| Dec-12 | Del Norte | 701 Del Norte Blvd. | Ventura County | 125,514 | $9.5 | 95% | 95% |
| Apr-13 | Broadway | 18118-18120 S. Broadway | LA - South Bay | 78,183 | $5.4 | 100% | 100% |
| Apr-13 | Glendale Commerce Center | 3350 Tyburn St., 3332 - 3424 N. San Fernando Rd. | LA - San Fern. Valley | 473,345 | $56.2 | 100% | 100% |
| Apr-13 | Benson | 8900-8980 Benson Ave., 5637 Arrow Highway | Inland Empire West | 88,146 | $7.2 | 84% | 83% |
| May-13 | 240th Street | 1661 240th St. | LA - South Bay | 100,851 | $5.0 | 39% | 45% |
| Jul-13 | Orion | 8101-8117 Orion Ave. | LA - San Fern. Valley | 48,388 | $5.6 | 90% | 97% |
| Aug-13 | Tarzana | 18310-18330 Oxnard St. | LA - San Fern. Valley | 75,288 | $8.4 | 81% | 90% |
| Nov-13 | Yorba Linda Business Park | 22343-22349 La Palma Ave. | OC - North | 115,760 | $12.7 | 79% | 92% |
| Nov-13 | The Park | 1100-1170 Gilbert St., 2353-2373 La Palma Ave. | OC - North | 120,313 | $10.6 | 85% | 82% |
| Dec-13 | Bonita Thompson | 280 Bonita Ave., 2743 Thompson Creek Rd. | LA - San Gabriel | 365,859 | $27.2 | 100% | 100% |
| Dec-13 | Madera [(1)] | 2900-2950 N. Madera Road | LA - San Fern. Valley | 199,370 | $15.8 | 68% | 100% |
| Dec-13 | Vanowen | 10635 W. Vanowen St. | LA - San Fern. Valley | 31,037 | $3.4 | 100% | 100% |
| Jan-14 | Rosecrans | 7110 Rosecrans Avenue | LA - South Bay | 72,000 | $5.0 | 50% | 50% |
| Jan-14 | 14723-14825 Oxnard | 14723-14825 Oxnard Street | LA - San Fern. Valley | 78,000 | $8.9 | 98% | 98% |
| Feb-14 | Ontario Airport | Ana Street | Inland Empire West | 113,612 | $8.6 | 95% | 95% |
| Feb-14 | 228th Street | 1500-1510 West 228th Street | LA - South Bay | 88,330 | $6.6 | 100% | 98% |
| Mar-14 | 24105 Frampton | 24105 & 24201 Frampton Avenue | LA - South Bay | 47,903 | $3.9 | 100% | 100% |

(1) Madera acquisition includes a 136,065 square foot industrial building and a 63,035 square foot office building, which was subsequently sold in Q1-2014.

**Dispositions:**

| Date | Property | Address | Submarket | SF | Sale Price ($ in MM) | Reason for Selling |
|---|---|---|---|---|---|---|
| Jan-13 | Bonnie Beach | 4578 Worth Street | LA - Central | 79,370 | $4.1 | User sale |
| Apr-13 | Williams | 1950 East Williams Drive | Ventura County | 161,682 | $8.5 | Marketed sale |
| May-13 | Glenoaks | 9027 Glenoaks Blvd. | LA - San Fern. Valley | 14,700 | $1.7 | User sale |
| May-13 | Interstate | 2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane | Arizona | 83,385 | $5.0 | Non-strategic location |
| Jun-13 | Knollwood | 1255 Knollwood Circle | OC - North | 25,162 | $2.8 | User sale |
| Jan-14 | Kaiser | 1335 Park Center Drive | San Diego - North | 124,997 | $10.1 | User sale |
| Mar-14 | Madera - Office | 2900 N. Madera Road | LA - San Fern. Valley | 63,305 | $4.4 | Non core business |

First Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial
Real Estate Acquisition Development & Management
Page 24

Definitions / Discussion of Non-GAAP Financial Measures
Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs.
Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.
Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.
Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.
Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.
Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.
EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of non-cash stock based compensaiton expense, loss on extinguishment of debt, non-recurring legal fees and the pro-forma effects of acquisitions and assets classified as held for sale.
Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.
Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.
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Supplemental Financial Reporting Package

Definitions / Discussion of Non-GAAP Financial Measures
Properties Under Repositioning: Typically defined as properties where space is held vacant in order to implement capital improvements that improve the market rentability of that space. Considered completed once investment is fully or nearly fully deployed.
NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.
Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.
Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.
Same Property Portfolio: Determined independently for each period presented. Comparable properties must have been owned for the entire current and prior periods presented. The company’s computation of same property performance may not be comparable to other real estate companies.
Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.
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Supplemental Financial Reporting Package